UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2025

TEGNA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8350 Broad Street, Suite 2000, Tysons, Virginia 22102

(Address of principal executive offices, including zip code)

(703)-873-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	TGNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

TEGNA Inc., a Delaware corporation (“TEGNA”), held a special meeting of stockholders on November 18, 2025 (the “Special Meeting”). A definitive proxy statement on Schedule 14A with respect to the Special Meeting was filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 10, 2025 (the “Proxy Statement”). Descriptions of each of the proposals voted upon at the Special Meeting are contained in the Proxy Statement. At the close of business on October 10, 2025, the record date of the Special Meeting, TEGNA had 161,056,789 shares of common stock, par value $1.00 per share (“Common Stock”) issued and outstanding. The holders of a total of 136,860,694 shares of Common Stock were present at the Special Meeting, either in person or by proxy, representing approximately 84.97% of the shares of Common Stock issued and outstanding and entitled to vote, which constituted a quorum for the purpose of the Special Meeting.

The following is a summary of the final voting results with respect to each of the proposals, including the number of votes cast for and against, and the number of abstentions.

1.       A proposal to approve the adoption of the Agreement and Plan of Merger, dated as of August 18, 2025 (as may be further amended or supplemented, the “Merger Agreement”), by and among TEGNA, Nexstar Media Group, Inc. (“Nexstar”) and Teton Merger Sub, Inc.

For	Against	Abstain
133,763,880	2,887,840	208,974

2.       A proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to TEGNA’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement.

For	Against	Abstain
21,531,139	114,148,241	1,181,314

In connection with the Special Meeting, TEGNA also solicited proxies with respect to the adjournment of the Special Meeting, if necessary or appropriate to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. Given that there was a quorum present and there were sufficient proxies at the time of the Special Meeting to adopt the Merger Agreement, the proposal was not presented at the Special Meeting.

Completion of the transactions contemplated by the Merger Agreement remains subject to the satisfaction of customary closing conditions, including the receipt of certain regulatory approvals.

Item 8.01	Other Events.

On November 18, 2025, TEGNA issued a press release (the “Press Release”) announcing the preliminary results of the Special Meeting. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

All statements included herein other than statements of historical fact, may be deemed forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in TEGNA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, as well as TEGNA’s subsequent filings with the SEC, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals), in the anticipated timeframe or at all, (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of TEGNA’s common stock, (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with TEGNA’s customers, vendors and others with whom it does business, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (6) risks related to disruption of management’s attention from TEGNA’s ongoing business operations due to the proposed transaction, (7) significant transaction costs, (8) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions and (10) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks, which could exacerbate any of the risks described above. Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of TEGNA. Each such statement speaks only as of the day it was made. Neither Nexstar nor TEGNA undertake any obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by Nexstar or by TEGNA. When used in this filing, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to Nexstar, TEGNA or their respective management teams are intended to identify forward looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA INC.
By:	/s/ Alex Tolston
	Name:	Alex Tolston
	Title:	Senior Vice President and Chief Legal Officer

Date: November 21, 2025